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                                                          ITT Corporation
                                                          4 West Red Oak Lane
                                                          White Plains, NY 10604
                                                          tel 914 641 2000
                                                          fax 914 696 2977

 Press Release
Contact:
Angela Buonocore
914 641 2157
angela.buonocore@itt.com


            ITT's CFO George Minnich to Speak at JP Morgan Conference

White Plains, N.Y., June 11, 2007 - George Minnich, Chief Financial Officer of ITT Corporation (NYSE:ITT), will present at the JP Morgan Basics and Industrial Conference on Tuesday, June 12, 2007. His comments will begin at 10:45 a.m. EDT.

Mr. Minnich will provide an update on the current state of the business and will discuss a reorganization within the Company's Fluid Technology group designed to leverage its sales and distribution channels more effectively. In the new structure, most of the Company's Advanced Water Treatment business has been combined with its global wastewater operations. This change is not expected to impact the Company's current 2007 financial forecast.

Mr. Minnich's entire presentation will be webcast live at: www.itt.com/ir.


About ITT Corporation

ITT Corporation (www.itt.com) supplies advanced technology products and services in several growth markets. ITT is a global leader in the transport, treatment and control of water, wastewater and other fluids. The company plays a vital role in international security through its defense communications and electronics products; space surveillance and intelligence systems; and advanced engineering and related services. It also serves the growing leisure marine and electronic components markets with a wide range of products. Headquartered in White Plains, N.Y., the company generated $7.8 billion in 2006 sales. In addition to the New York Stock Exchange, ITT Corporation stock is traded on the Euronext and Frankfurt exchanges.

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"Safe Harbor Statement" under the Private Securities Litigation Reform Act of
1995 ("the Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include statements that describe the Company's business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target" and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated by the Company include general global economic conditions, decline in consumer spending, interest and foreign currency exchange rate fluctuations, availability of commodities, supplies and raw materials, competition, acquisitions or divestitures, changes in government defense budgets, employment and pension matters, contingencies related to actual or alleged environmental contamination, claims and concerns, intellectual property matters, personal injury claims, governmental investigations, tax obligations, and changes in generally accepted accounting principles. Other factors are more thoroughly set forth in Item 1. Business, Item 1A. Risk Factors, and Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements in the ITT Corp. Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and other of its filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.


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